SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)             July 20, 1999
                                                --------------------------------


                              PSI INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



         Florida                      0-29802                59-2736501
(State or other jurisdiction      (Commission File          (IRS Employer
       or incorporation)              Number)             Identification No.)



                1160 B South Rogers Circle, Boca Raton, FL 33487
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code    (561) 997-1133
                                                   -----------------------------

          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         The Board of Directors of PSI Industries, Inc. (the "Company") held a special meeting on July 20, 1999 where they approved the removal from the By-Laws of the Company, Section 10.05 relating to Section 607.0902 of the Florida Business Corporation Act, Control-share Acquisitions.

Item 7.  Exhibits

         3.(ii) Amendment to By-Laws of PSI Industries, Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PSI INDUSTRIES, INC.


By: /s/ Benjamin Cohen
                                       Benjamin Cohen, Chief Executive Officer,
                                       President, and Chairman of the Board of
                                       Directors



DATED: August 2, 1999




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